SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of January 22, 2016, is entered into by and between Spiral toys, Inc., a Nevada corporation, (the “Company”), and _____________ (the “Buyer”).

A. The Company and the Buyer are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the rules and regulations as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “1933 Act”).

B. The Buyer desires to purchase and the Company desires to issue and sell, upon the terms and conditions set forth in this Agreement, (i) a Promissory Note of the Company, in the form attached hereto as Exhibit A (the “Note”), in the original principal amount of $________ (the “Original Principal Amount”) (together with any note(s) issued in replacement thereof or as a dividend thereon or otherwise with respect thereto in accordance with the terms thereof, the “Note”) and (ii) a three-year warrant entitling the Buyer to acquire __________ shares (the ““Warrant Shares”) of common stock of the Company, $0.001 par value (“Common Stock”), in the form attached hereto as Exhibit B (the “Warrant”). Together, the Note and the Warrant are sometimes referred to in this Agreement as the “Transaction Documents”.

NOW THEREFORE, the Company and the Buyer hereby agree as follows:

1. Purchase and Sale. On the Closing Date (as defined below), the Company shall issue and sell to the Buyer and the Buyer will purchase from the Company (i) the Note in the original principal amount of $__________, and (ii) the Warrant (the “Securities”).

1.1. Form of Payment. On the Closing Date and at the Closing (as defined below), (i) the Buyer shall pay the purchase price of $__________ (the “Purchase Price”) for the Securities by wire transfer of immediately available funds to a Company account designated by the Company, in accordance with the Company’s written wiring instructions, against delivery of the Securities, and (ii) the Company shall deliver such duly executed Securities on behalf of the Company, to the Buyer, against delivery of such Purchase Price.

1.2. Closing Date. The date and time of the issuance and sale of the Securities pursuant to this Agreement (the “Closing Date”) shall be on or about January 22, 2016, or such other mutually agreed upon time. The closing of the transactions contemplated by this Agreement (the “Closing”) shall occur on the Closing Date at such location as may be agreed to by the parties.

1.3. Share Reservation. The Company shall at all times require its transfer agent to establish a reserve of shares of its authorized but unissued and unreserved Common Stock in the amount of __________ shares for purposes of exercise of the Warrant or conversion of the Note (the “Share Reservation Amount”). The Company shall cause the Transfer Agent to agree that it will not reduce the Share Reservation Amount under any circumstances, unless such reduction is pre-approved in writing by the Buyer.

2. Buyer’s Investment Representations and Covenants; Governing Law; Miscellaneous.

2.1 Buyer’s Investment Representations and Covenants.

(a) This Agreement is made in reliance upon the Buyer’s representation to the Company, which by its acceptance hereof Buyer hereby confirms, that the Securities, the Warrant Shares upon exercise of the Warrant, and the shares of Common Stock issuable upon conversion of the Note, to be received by the Buyer will be acquired for investment for the Buyer’s own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and that the Buyer has no present intention of selling, granting participation in, or otherwise distributing the same, but subject nevertheless to any requirement of law that the disposition of the Buyer’s property shall at all times be within its control.

(b) The Buyer understands that the Securities, the Warrant Shares upon exercise of the Warrant, and the shares of Common Stock issuable upon conversion of the Note are not registered under the 1933 Act, on the basis that the sale provided for in this Agreement and the issuance of the Securities hereunder is exempt from registration under the 1933 Act pursuant to Section 4(a)(2) thereof, and that the Company’s reliance on such exemption is predicated on the Buyer’s representations set forth herein. The Buyer realizes that the basis for the exemption may not be present if, notwithstanding such representations, the Buyer has in mind merely acquiring the Securities the Warrant Shares upon exercise of the Warrant, and the shares of Common Stock issuable upon conversion of the Note for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. The Buyer does not have any such intention.

(c) The Buyer understands that the Securities, the Warrant Shares upon exercise of the Warrant, and the shares of Common Stock issuable upon conversion of the Note may not be sold, transferred, or otherwise disposed of without registration under the 1933 Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Securities and the Warrant Shares, or an available exemption from registration under the 1933 Act, the Securities, the Warrant Shares upon exercise of the Warrant, and the shares of Common Stock issuable upon conversion of the Note, must be held indefinitely. In particular, the Buyer is aware that the Securities the Warrant Shares, upon exercise of the Warrant, and the shares of Common Stock issuable upon conversion of the Note, may not be sold pursuant to Rule 144 promulgated under the 1933 Act unless all of the conditions of the applicable Rules are met. Buyer understands that as of the Closing Date, the Company is not subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act and has no present plans to become subject to such reporting requirements. The Buyer represents that, in the absence of an effective registration statement covering the Securities, the Buyer will sell, transfer, or otherwise dispose of the Securities only in a manner consistent with its representations set forth herein and then only in accordance with the provisions of Section 5(d) hereof.

(d) The Buyer agrees that in no event will the Buyer make a transfer or disposition of any of the Securities (other than pursuant to an effective registration statement under the 1933 Act), unless and until (i) the Buyer shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the disposition, and (ii) if requested by the Company, at the expense of the Buyer or transferee, the Buyer shall have furnished to the Company or its transfer agent either (A) an opinion of counsel, reasonably satisfactory to the Company, to the effect that such transfer may be made without registration under the 1933 Act or (B) a “no action” letter from the Securities and Exchange Commission to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the SEC that action be taken with respect thereto. The Company will not require such a legal opinion or “no action” letter in any transaction in compliance with Rule 144.

(e) The Buyer represents and warrants to the Company that the Buyer is (i) an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated under the 1933 Act, as presently in effect and, for the purpose of Section 25102(f) of the California Corporations Code, the Buyer is excluded from the count of “purchasers” pursuant to Rule 260.102.13 thereunder (ii) experienced in making investments of the kind described in this Agreement and the other Transaction Documents, (iii) able, by reason of the business and financial experience of its officers (if an entity) and professional advisors (who are not affiliated with or compensated in any way by the Company or any of its affiliates), to protect its own interests in connection with the transactions described in this Agreement, and the related documents, and to evaluate the merits and risks of an investment in the Securities, and (iv) understands that its investment in the Securities involves a high degree of risk and is able to afford the entire loss of its investment in the Securities.

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(f) Intentionally left blank

(g) The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities.

(h) The Buyer and its advisors, if any, have been furnished with or have been given access to all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Buyer. The Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company and its management and have received complete and satisfactory answers to any such inquiries. Without limiting the generality of the foregoing, the Buyer has also had the opportunity to obtain and to review the Company’s filings on the SEC’s EDGAR website.

(i) This Agreement and the other Transaction Documents to which the Buyer is a party, and the transactions contemplated thereby, have been duly and validly authorized, executed and delivered on behalf of the Buyer and are valid and binding agreements of the Buyer enforceable in accordance with their respective terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors’ rights generally.

(j) The Buyer represents and warrants that:

(i) The Buyer has not been convicted, within 10 years before the sale of the Securities, of any felony or misdemeanor:

● in connection with the purchase or sale of any security;

● involving the making of any false filing with the SEC; or

● arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment advisor or paid solicitor of purchasers of securities.

(ii) The Buyer is not subject to any order, judgment or decree of any court of competent jurisdiction, entered within 5 years before the sale of the Securities, that, at the time of such sale, restrains or enjoins the Buyer from engaging or continuing to engage in any conduct or practice:

● in connection with the purchase or sale of any security;

● involving the making of any false filing with the SEC; or

● arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities.

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(iii) The Buyer is not subject to a final order1 of a state securities commission (or an agency of officer of a state performing like functions); a state authority that supervises or examines banks, savings associations, or credit unions; a state insurance commission (or an agency or officer of a state performing like functions); an appropriate federal banking agency; the Commodity Futures Trading Commission; or the National Credit Union Administration that at the time of the sale of the Securities, bars the Buyer from:

● association with an entity regulated by such commission, authority, agency or officer;

● engaging in the business of securities, insurance or banking;

● engaging in savings association or credit union activities; or

● constitutes a final order based on a violation of any law or regulation that prohibits fraudulent, manipulative, or deceptive conduct entered within 10 years before the sale of the Securities.

(iv) The Buyer is not subject to an order of the SEC entered pursuant to section 15(b) or 15B(c) of the Securities Exchange Act of 1934 (the “Exchange Act”) or section 203(e) or 203(f) of the Investment Advisers Act of 1940 (the “Advisers Act”) that, at the time of the sale of the Securities:

● suspends or revokes the Buyer’s registration as a broker, dealer, municipal securities dealer or investment adviser;

● places limitations on the activities, functions or operations of, or imposes civil money penalties on, such person; or

● bars the Buyer from being associated with any entity or from participating in the offering of any penny stock.

(v) The Buyer is not subject to any order of the SEC, entered within 5 years before the sale of the Securities, that, at the time of such sale, orders the Buyer to cease and desist from committing or causing a future violation of:

● any scienter-based anti-fraud provision of the federal securities laws, including, but not limited to, Section 17(a)(1) of the Securities Act, Section 10(b) of the Exchange Act and Rule 10b-5 thereunder, and Section 206(1) of the Advisers Act or any other rule or regulation thereunder; or

● Section 5 of the Securities Act.

(vi) The Buyer has not been suspended or expelled from membership in, or suspended or barred from association with a member of, a securities self-regulatory organization (e.g., a registered national securities exchange or a registered national or affiliated securities association) for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade.

(vii) The Buyer has not filed (as a registrant or issuer) and was not named as an underwriter in any registration statement or Regulation A offering statement filed with the SEC that, within 5 years before the sale of the Securities, was the subject of a refusal order, stop order, or order suspending the Regulation A exemption, or is, at the time of the sale of the Securities, the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued.

1 A “final order” is a written directive or declaratory statement issued by a federal or state agency described in Rule 506(d)(1)(iii) under the Securities Act of 1933 under applicable statutory authority that provides for notice and an opportunity for a hearing, which constitutes a final disposition or action by that federal or state agency.

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(viii) The Buyer is not subject to a United States Postal Service false representation order entered within 5 years before the sale of the Securities, and the Buyer is not, at the time of the sale of the Securities, subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the United States Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representations.

(k) The Buyer understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of the 1933 Act and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Securities.

(l) The Buyer agrees with the Company and with each other buyer of the Securities not to sell the Company’s Common Stock short, either directly or indirectly through its affiliates, principals, advisors, and any broker dealer or any third parties until the Buyer and each other buyer of the Securities no longer holds any of the Securities.

2.2 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in New York. The parties to this Agreement hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement or any other transaction document by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. THE COMPANY AND THE BUYER HEREBY IRREVOCABLY WAIVE ANY RIGHT THE COMPANY AND/OR THE BUYER MAY HAVE TO, AND EACH AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

2.3 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party.

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2.4 Headings. The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

2.5 Severability. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

2.6 Entire Agreement; Amendments. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the Buyer.

2.7 Notices. Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given on the earliest of:

2.7.1 the date delivered, if delivered by personal delivery as against written receipt therefor or by e-mail to an executive officer, or by confirmed facsimile,

2.7.2 the fifth Business Day (defined as any day that is not a Saturday, Sunday or holiday as designated by the United States government or the State of California) after deposit, postage prepaid, in the United States Postal Service by registered or certified mail, or

2.7.3 the third Business Day after mailing by domestic or international express courier, with delivery costs and fees prepaid, in each case, addressed to each of the other parties thereunto entitled at the following addresses (or at such other addresses as such party may designate by ten (10) calendar days’ advance written notice similarly given to each of the other parties hereto):

If to the Company, to:

Spiral Toys, Inc.

30077 Agoura Court, Suite 230

Agoura Hills, California 91301

Attn.: Chief Executive Officer

Facsimile No.: 805-380-7633

Email Address: Akio@Spiraltoys.com

If to the Buyer:

_______________

_______________

_______________

2.8 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Notwithstanding anything to the contrary herein, the rights, interests or obligations of the Company hereunder may not be assigned, by operation of law or otherwise, in whole or in part, by the Company without the prior written consent of the Buyer, which consent may be withheld at the sole discretion of the Buyer; provided, however, that in the case of a merger, sale of substantially all of the Company’s assets or other corporate reorganization, the Buyer shall not unreasonably withhold, condition or delay such consent. This Agreement or any of the severable rights and obligations inuring to the benefit of or to be performed by Buyer hereunder may be assigned by Buyer to a third party, including its financing sources, in whole or in part, without the need to obtain the Company’s consent thereto.

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2.9 Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

2.10 Survival. The representations and warranties of the Company and the Buyer and the agreements and covenants set forth in this Agreement shall survive the Closing hereunder. The Company agrees to indemnify and hold harmless the Buyer and all of its officers, directors, employees, attorneys, and agents for loss or damage arising as a result of or related to any breach or alleged breach by the Company of any of its representations, warranties and covenants set forth in this Agreement or any of its obligations under this Agreement, including advancement of expenses as they are incurred. The Buyer agrees to indemnify and hold harmless the Company and all of its officers, directors, employees, attorneys, and agents for loss or damage arising as a result of or related to any breach or alleged breach by the Buyer of any of the Buyer’s representations, warranties and covenants set forth in this Agreement or any of the Buyer’s obligations under this Agreement, including advancement of expenses as they are incurred.

2.11 No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

2.12 Remedies. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Buyer by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Agreement will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Agreement, that the Buyer shall be entitled, in addition to all other available remedies at law or in equity, and in addition to the penalties assessable herein, to an injunction or injunctions restraining, preventing or curing any breach of this Agreement and to enforce specifically the terms and provisions hereof, without the necessity of showing economic loss and without any bond or other security being required.

2.13 Buyer’s Rights and Remedies Cumulative. All rights, remedies, and powers conferred in this Agreement and the Transaction Documents on the Buyer are cumulative and not exclusive of any other rights or remedies, and shall be in addition to every other right, power, and remedy that the Buyer may have, whether specifically granted in this Agreement or any other Transaction Document, or existing at law, in equity, or by statute; and any and all such rights and remedies may be exercised from time to time and as often and in such order as the Buyer may deem expedient.

2.14 Ownership Limitation. If at any time after the Closing, the Buyer shall or would receive shares of Common Stock in payment of interest or principal under the Note or upon exercise of the Warrant, so that the Buyer would, together with other shares of Common Stock held by the Buyer or the Buyer’s Affiliates, own or beneficially own by virtue of such action or receipt of additional shares of Common Stock a number of shares exceeding 4.99% of the number of shares of Common Stock outstanding on such date (the “Maximum Percentage”), the Company shall not be obligated and shall not issue to the Buyer shares of Common Stock which would exceed the Maximum Percentage (unless the issuance is in accordance with Section 3(c)(i) of the Note), but only until such time as the Maximum Percentage would no longer be exceeded by any such receipt of shares of Common Stock by the Buyer. The foregoing limitations are enforceable, unconditional and non-waivable and shall apply to all Affiliates and assigns of the Buyer.

2.15 Attorneys’ Fees and Cost of Collection. In the event of any action at law or in equity to enforce or interpret the terms of this Agreement or any of the other Transaction Documents, the parties agree that the party who is awarded the most money shall be deemed the prevailing party for all purposes and shall therefore be entitled to an additional award of the full amount of the attorneys’ fees and expenses paid by such prevailing party in connection with the litigation and/or dispute without reduction or apportionment based upon the individual claims or defenses giving rise to the fees and expenses. Nothing herein shall restrict or impair a court’s power to award fees and expenses for frivolous or bad faith pleading.

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SUBSCRIPTION AMOUNT:

Original Principal Amount of Note:	$________
Purchase Price:	$________

IN WITNESS WHEREOF, the undersigned Buyer and the Company have caused this Agreement to be duly executed as of the date first above written.

THE COMPANY:

Spiral Toys, Inc.

By:
Mr. Mark Meyers
Chief Executive Officer

THE BUYER:

By:

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EXHIBIT A

NOTE

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EXHIBIT B

WARRANT

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